Exhibit 10.1

AMENDMENT AGREEMENT

This amendment agreement (the “Amendment”) is dated March 3, 2014 and is made and entered into by and among:

THE UNDERSIGNED:

1.	TRANSTREND B.V., a limited liability company, incorporated under the laws of The Netherlands (the “Trading Advisor”);

2.	ML TRANSTREND DTP ENHANCED FUTURESACCESSSM LLC, a Delaware limited liability company (the “Fund”); and

3.	MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC, a Delaware limited liability company (the “Manager”).

The Trading Advisor, the Fund and the Manager are hereinafter individually also referred to as “Party” and collectively as “Parties”.

WHEREAS, the Parties and ML Transtrend DTP Enhanced FuturesAccessSM Ltd., a Cayman Islands exempted company (the “Offshore Fund”) entered into that certain advisory agreement, dated as of March 20, 2007 (as amended through the date hereof, the “Agreement”), of which this Amendment shall form an inseparable part;

WHEREAS, the Offshore Fund was dissolved and stricken from the Cayman Islands General Registry effective December 31, 2008;

WHEREAS, the Parties wish to have Section 5 of the Agreement amended to reflect a decrease of the management fee percentage;

WHEREAS, the Parties wish to have Section 6(a) of the Agreement amended to reflect a decrease of the performance fee percentage;

WHEREAS, pursuant to Section 14 of the Agreement, the Agreement may not be amended except by a writing signed by the Parties; and

WHEREAS, the Parties desire to enter into this Amendment in order to amend the Agreement to reflect the aforementioned.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, the Parties agree as follows:

1.	Interpretation

Capitalized and other defined terms used in this Amendment and not otherwise expressly defined herein shall have the same respective meanings as set forth in the Agreement. In the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall prevail.

2.	Amendments

2.1	With effect as of December 31, 2008, all references in the Agreement to the Offshore Fund shall be removed and the Offshore Fund shall no longer be a party to the Agreement.

2.2	With effect as of January 1, 2014, Section 6(a) of the Agreement, stating:

“The Fund shall pay to the Trading Advisor, as of each December 31 (“Incentive Fee Calculation Date”), an Incentive Fee equal to 25% of any New Trading Profit recognized by the Fund as of such Incentive Fee Calculation Date.”

is hereby deleted and replaced by a new Section 6(a) of the Agreement, reading as follows:

“The Fund shall pay to the Trading Advisor, as of each December 31 (“Incentive Fee Calculation Date”), an Incentive Fee equal to 22.5% of any New Trading Profit recognized by the Fund as of such Incentive Fee Calculation Date.”

2.3	With effect as of February 1, 2014, the first sentence of Section 5 of the Agreement, stating:

  “As of the last Business Day of each calendar month, the Fund shall pay the  Trading Advisor a Management Fee equal to 1/12 of 2.0% (a 2.0% annual rate) of the aggregate gross asset value (for the avoidance of doubt, prior to reduction for any accrued Incentive Fee or for the Management Fee being calculated) of the Fund.”

is hereby deleted and replaced by a new first sentence of Section 5 of the Agreement, reading as follows:

“As of the last Business Day of each calendar month, the Fund shall pay the Trading Advisor a Management Fee equal to 1/12 of 1.0% (a 1.0% annual rate) and pay the Manager a Management Fee equal to 1/12 of 0.50% (a 0.50% annual rate) of the aggregate gross asset value (for the avoidance of doubt, prior to reduction for any accrued Incentive Fee or for the Management Fees being calculated) of the Fund.”

AMENDMENT AGREEMENT

3.	Representations

3.1
Each Party represents to the other Parties that this Amendment has been duly and validly executed, delivered and entered into by it and that this Amendment constitutes a valid and binding agreement of it enforceable against it in accordance with its terms.

3.2
Upon the effectiveness of this Amendment, the Parties hereby reaffirm all representations and warranties made in the Agreement as amended hereby, and certify that all such representations and warranties are true and correct in all respects on and as of the date hereof.

4.	Full Force and Effect

Except as specifically amended by this Amendment, the Agreement is and shall remain in full force and effect and is hereby in all respect ratified and confirmed.

5.	Counterparts; Valid Agreement

This Amendment may be executed by the Parties in one or more counterparts, each of which when so executed and delivered shall be deemed an original amendment agreement, and all of which together shall constitute one and the same instrument. This Amendment may be executed and delivered either in hard copy originals or in scanned copies which in either case shall constitute a valid amendment agreement among the Parties.

6.	Governing Law

This Amendment shall be exclusively governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the respective dates as set forth below.

ML TRANSTREND DTP ENHANCED FUTURESACCESSSM LLC
By:   Merrill Lynch Alternative Investments LLC, its manager

/s/ Ninon Marapachi
Name: Ninon Marapachi
Title: VP of MLAI
Date: March 7, 2014
Place: New York, NY

AMENDMENT AGREEMENT

MERRILL LYNCH ALTERNATIVE INVESTMENTS LLC

/s/ Ninon Marapachi
Name: Ninon Marapachi
Title: VP of MLAI
Date: March 7, 2014
Place: New York, NY

TRANSTREND B.V.

/s/ J.P.A. van den Broek	/s/ A.P. Honig
Name: J.P.A. van den Broek	Name: A.P. Honig
Title: Managing Director	Title: Executive Director
Date: March 7, 2014	Date: March 7, 2014
Place: Rotterdam, The Netherlands	Place: Rotterdam, The Netherlands

AMENDMENT AGREEMENT